UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ________ )
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U.S. GOLD CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS
ELECTION OF DIRECTORS (Proposal 1 on Proxy Card)
PROPOSAL FOR AMENDMENT AND RESTATEMENT OF THE NON-QUALIFIED STOCK OPTION AND STOCK GRANT PLAN (Proposal 2 on Proxy Card)
APPOINTMENT OF AUDITORS (Proposal 3 on Proxy Card)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD COMMITTEES AND OTHER BOARD INFORMATION
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
LEGAL PROCEEDINGS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGES IN CONTROL
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS
WHERE YOU CAN FIND MORE INFORMATION ABOUT US
ANNUAL REPORT ON FORM 10-KSB
OTHER MATTERS
ANNEX A
ANNEX B

U.S. GOLD CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 30, 2006

The annual meeting of the shareholders of U.S. Gold Corporation (the “Company”) will be held in the Onyx Room at the Brown Palace Hotel and Spa, 321 Seventeenth Street, Denver, Colorado, 80202, on November 30, 2006 at 2:00 p.m. Mountain time. A Shareholder Reception will immediately follow. The meeting will be held for the following purposes:

(1) To elect six (6) directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

(2) To approve the amendment and restatement of the Company’s Non-Qualified Stock Option and Stock Grant Plan as described in more detail in the attached proxy statement;

(3) To ratify the appointment of Stark Winter Schenkein & Co., LLP as the independent accountants for the Company for the year ending December 31, 2006; and

(4) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on October 20, 2006 as the record date for the determination of the holders of the Company’s stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on the books of the Company at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment and postponement thereof.

All shareholders are invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED POSTAGE-PAID PROXY CARD OR OTHERWISE RETURN YOUR PROXY IN A MANNER DESCRIBED IN THE ACCOMPANYING PROXY CARD. Any shareholder attending the meeting may revoke his proxy and vote in person, even if that shareholder has returned a proxy.

A proxy statement explaining the matters to be acted upon at the annual meeting follows. Please read it carefully.

By Order of the Board of Directors

/s/  ROBERT R. McEWEN
Chairman and Chief Executive Officer

Lakewood, Colorado
October 26, 2006

PROXY STATEMENT

U.S. GOLD CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
November 30, 2006

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Gold Corporation (“we”, “our” or “us”), to be voted at the annual meeting of shareholders to be held at 2:00 p.m. Mountain time on Thursday, November 30, 2006, in the Onyx Room at the Brown Palace Hotel and Spa, 321 Seventeenth Street, Denver, Colorado, 80202 or at any adjournment or postponement of the meeting. This proxy statement and accompanying form of proxy were first mailed or given to our shareholders on or about October 30, 2006.

If the enclosed proxy is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Shareholders whose shares are registered in the name of a bank or brokerage firm may be eligible to vote electronically through the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. The program provides eligible shareholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in ADP’s program.

Shareholders whose voting form does not reference Internet or telephone voting information or who do not wish to vote electronically through the Internet or by telephone should complete and return the enclosed paper proxy card by mail. Signing and returning the proxy card or submitting the proxy via the Internet or telephone does not affect a shareholder’s right to vote in person at the meeting.

Executed Proxies that contain no instructions will be voted FOR each of the individuals nominated to be a director and FOR proposals 2 and 3 described in the Notice of Annual Meeting.

Shareholders who execute proxies for the annual meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to us, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

The cost of the meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by us. We may use the services of our directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers and others who hold our common stock in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

We have also retained Kingsdale Shareholder Services, Inc., professional proxy solicitors, at an estimated fee of $35,000 plus reasonable out-of-pocket expenses to assist in the solicitation process. Only holders of record of our common stock, no par value per share, on October 20, 2006 are entitled to receive notice and to vote at the annual meeting. Each share of common stock is entitled to one vote. On October 25, 2006, there were a total of 49,996,755 shares of common stock outstanding. The presence in person or by proxy of not less than one-third of the outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting.

Brokers who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are permitted to vote on routine proposals but not on non-routine proposals. Proposals such as the election of directors and the ratification of independent auditors are considered routine. The absence of votes on non-routine proposals are referred to as “broker non-votes.” Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, and will have no effect on the election of directors, the amendment and restatement of the Non-Qualified Stock Option and Stock Grant Plan or the ratification of the appointment of the independent accountants, as they will not be counted as votes for or against those matters.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD OR OTHERWISE RETURN YOUR PROXY BY INTERNET OR TELEPHONE VOTING PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

ELECTION OF DIRECTORS
(Proposal 1 on Proxy Card)

The Board of Directors currently consists of six members, all of whom are nominated to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Directors and Executive Officers

The following table reflects our current directors and executive officers as of the date of this proxy statement.

			Board Position
Name	Age	Positions With the Company	Held Since

Robert R. McEwen	56	Chairman and Chief Executive Officer	2005
Ann S. Carpenter	48	President, Chief Operating Officer and Director	2006
Michele L. Ashby(2)(3)	51	Director	2005
Dr. Leanne M. Baker(1)	54	Director	2005
Peter Bojtos(1)	56	Director	2003
Declan J. Costelloe(1)(2)(3)	41	Director	2005
William F. Pass	60	Vice President, Chief Financial Officer and Secretary	—

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

The following information summarizes the business experience for at least the last five years of our officers and directors and persons nominated to be our directors.

Nominees

We have nominated the following six individuals to serve as our directors until the next annual meeting of shareholders and until their successors are duly elected and qualified:

Robert R. McEwen. Mr. McEwen became our Chairman of the Board of Directors and Chief Executive Officer on August 18, 2005, shortly following his purchase of approximately 33.3% of our common stock. Mr. McEwen is also the chairman and chief executive officer of Lexam Explorations, Inc., a public company engaged in the exploration and development of oil and gas properties, a position he has held since 1994. The common stock of Lexam is listed on the TSX Venture Exchange. Mr. McEwen resigned as the chairman of Goldcorp Inc. (formerly Goldcorp Investments) in October 2005. He was also the chief executive officer of that company from June 1986 until February 2005. Goldcorp is a corporation organized under the laws of the Province of Ontario, Canada, engaged in the business of exploring for and producing gold and other precious metals. The securities of Goldcorp are traded on the Toronto and New York Stock Exchanges.

Ann S. Carpenter. Ms. Carpenter was appointed our President and Chief Operating Officer on October 24, 2005 and elected to the Board of Directors on October 19, 2006. Prior to joining us, she was an independent consultant in the mining industry, focusing on resource assessment, evaluations and project development for properties in the United States, Mexico and South America. From November 1997 to 2003 she was the vice-president of exploration and development for NCGI, a private mining company. Since 1996, she has also worked with the Women’s Mining Coalition, a nonprofit entity, as a lobbyist for the mining industry.

Michele L. Ashby. Ms. Ashby is the chief executive officer and founder of MINE, LLC, a Colorado limited liability company organized to promote natural resource companies to the investment community through private conferences. She has occupied that position since July 2005. From 1998 to 2005, she was the chief executive officer and founder of Denver Gold Group Inc., a Colorado not-for-profit corporation organized and operated as a trade association for the mining industry. In that capacity, she developed, marketed and organized annual conferences for participants in the industry and the investment community. From 1987 to 1995, she was a stockbroker and mining analyst with a regional investment banking firm located in Denver, Colorado.

Dr. Leanne M. Baker. Dr. Baker is managing director of Investor Resources LLC and a registered representative with Puplava Securities, Inc., a broker-dealer with offices in the United States. Dr. Baker has been consulting for the mining and financial services industries since January 2002. Prior to that, she was an equity research analyst and managing director with Salomon Smith Barney from 1990 to 2001, where she helped build a research and investment banking franchise in the metals and mining sectors. She is a director of Agnico-Eagle Mines Ltd. and Reunion Gold Corporation, formerly known as New Sleeper Gold Corporation, both Canadian corporations, the former with securities traded on the Toronto and New York Stock Exchanges and the latter with securities traded on the TSX Venture Exchange. Dr. Baker has a Master of Science degree and a Ph.D. in mineral economics from the Colorado School of Mines.

Peter Bojtos. Mr. Bojtos is licensed as a professional engineer in the Province of Ontario, Canada and for the past ten years has been a director of several U.S. and Canadian mining and exploration companies. From 1996 to 2005, Mr. Bojtos was vice-chair and vice-president of Fischer-Watt Gold Co. Inc., a public company organized in Nevada and developing a copper mine in Mexico. Since August 2005, he has been the chairman and president of that entity. He also serves on the board of directors of Queenstake Resources Ltd, Tournigan Gold Corp. and Apollo Gold & Energy Inc., of which he is also chairman and president. Queenstake has securities listed on the Toronto and American Stock Exchanges, Tournigan has securities listed on the TSX Venture Exchange, and Apollo and Fischer-Watt have securities traded on the OTC Bulletin Board.

Declan J. Costelloe. Mr. Costelloe is a chartered engineer (UK Engineering Counsel) and a mining geologist. He is president of Celtic Mining LLC, an independent mining consulting firm. From September 2003 until March 2006, he held the position of investment manager for Veneroso Associates Gold Advisors, an investment company focusing on the gold industry. Prior to that, he was the research director for that entity, a position he occupied from August 2000 to September 2003. He is a director of Vedron Gold, Inc. and Alexandria Minerals Corporation, both Canadian corporations with securities traded on the TSX Venture Exchange.

Our Executive Officers

In addition to Mr. McEwen and Ms. Carpenter (see biographies above), we have the following executive officer as of the date of this proxy statement:

William F. Pass. Mr. Pass joined us in June 1988 and was appointed Corporate Secretary on September 1, 1991 and Vice President Administration on January 1, 1994. Effective February 1, 1996, Mr. Pass was appointed Vice President, Chief Financial Officer and Corporate Secretary.

Our officers serve at the pleasure of the Board of Directors.

Vote Necessary to Approve Proposal 1

If a quorum is present, directors are elected by a plurality of votes (i.e., the six candidates receiving the highest number of votes will be elected to the Board of Directors). You may vote for all of the nominees as directors, or withhold your vote from any or all of the nominees as directors. The Board of Directors unanimously recommends a vote FOR all the nominees listed above, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL FOR
AMENDMENT AND RESTATEMENT
OF THE NON-QUALIFIED STOCK OPTION
AND STOCK GRANT PLAN
(Proposal 2 on Proxy Card)

Background

Effective March 17, 1989, our Board of Directors adopted the U.S. Gold Corporation Non-Qualified Stock Option and Stock Grant Plan, or the “US Gold Plan.” On October 3, 2005, the Board of Directors amended the US Gold Plan to provide for an increase in the number of authorized shares from 3,500,000 to 5,000,000. Our stockholders approved this amendment on November 14, 2005.

The US Gold Plan presently provides for the grant of non-qualified options and stock awards to employees, directors, officers, consultants or advisors designated by the board and upon whose judgment, initiative and efforts we may rely. We refer to these individuals as “Key Persons.” As of October 25, 2006, we had approximately eighteen Key Persons, including five employees, five non-employee directors, and eight consultants and advisors. As of October 25, 2006, options have been granted to five employees (including one employee who is also a director), four non-employee directors, and eight consultants and advisors.

The purpose of the US Gold Plan is to advance the interests of the company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts we may rely for the successful conduct of our business, an opportunity for investment in our company and the incentive advantages inherent in stock ownership.

On October 19, 2006, our Board of Directors approved the amendment and restatement of the US Gold Plan to:

(1) provide for the grant of incentive options under Section 422 of the Internal Revenue Code (the “Code”), which provide potential tax benefits to the recipients compared to non-qualified options;

(2) increase the number of shares of U.S. Gold common stock reserved for issuance under the US Gold Plan by 4 million, for a total of 9 million shares;

(3) specify that no more than 1 million shares may be subject to grants of options to an individual in a calendar year;

(4) provide that awards under the US Gold Plan can be granted to employees, consultants, advisors, and directors as the Board of Directors or committee administering the plan determines in its discretion and to provide that the committee may delegate to certain officers the authority to grant awards to certain employees (other than such officers), consultants and advisors;

(5) provide for the grant of restricted stock; and

(6) change the name of the US Gold Plan to US Gold Equity Incentive Plan.

The Board of Directors believes that providing for incentive options and restricted stock gives the board and any committee that administers the US Gold Plan increased flexibility in determining the equity compensation incentives that it can award. Similarly, the Board of Directors believes that increasing the number of shares available for grant will enable it to provide further incentives.

Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that the total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of the four highest paid executive officers who were employed by us on the last day of the taxable year. However, certain “performance-based” compensation, the material terms of which are disclosed to and approved by our shareholders, is not subject to this limit on deductibility. In the case of options, the material terms include a limit in the option plan on the number of option shares that can be granted to an individual in a specified period. The third amendment to the US Gold Plan, limiting the number of option shares that can be granted to an individual in a calendar year, is intended to satisfy this requirement.

Amending the US Gold Plan to give the Board of Directors or the committee broader discretion to select the individuals to receive grants and to provide for a delegation of authority to make grants will give us increased flexibility in attracting and providing incentives to those individuals upon whom we rely for our growth and success.

Shareholder approval is required for amendments (1) through (4) listed above. Shareholder approval is not required for amendments (5) and (6).

The issuance of options to purchase our common stock or other stock grants under the US Gold Plan, including the additional shares that would be authorized if the proposed amendments are adopted, may dilute the present equity ownership position of current holders of the our common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or regulations.

By unanimous vote of the directors, the U.S. Gold Board of Directors has recommended that U.S. Gold shareholders vote “FOR” approval of the amendment and restatement of the US Gold Plan.

The full text of the proposed amended and restated US Gold Plan, which we call the “Restated Plan” in the discussion below, is included as Annex A to this proxy statement and incorporated herein by reference.

Summary of the Restated Plan

Administration of the Restated Plan.  The Board of Directors, or a committee appointed by the Board, administers the Restated Plan. However, options that are intended to be treated as “performance-based” compensation under Section 162(m) of the Code are granted and administered by a committee consisting of at least two outside directors. In this discussion, the administrator of the Restated Plan is referred to as the committee.

The committee has the power to select the participants to be granted awards, determines the time or times when awards will be made, and determines the form of an award, the number of shares of our common stock subject to the award, and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of awards, including the time and conditions of exercise or vesting, with the following exceptions:

•	the maximum number of shares subject to one or more options that may be granted during any calendar year to any participant is 1,000,000 shares of common stock; and

•	the maximum number of shares that may be issued under the Restated Plan is 9,000,000 shares of common stock (including those previously granted), if Proposal 2 is approved by our shareholders.

Incentive options may be granted only to employees. Non-qualified options, restricted stock, and other stock grants may be made to employees, directors, consultants and advisors.

The Restated Plan provides that the committee may delegate authority to specified officers to grant options and other awards, provided that no grants of options or other awards may be made by such specified officers to any employee, consultant or advisor who is covered by Section 16(b) of the Securities Exchange Act of 1934, as amended, or whose compensation is, or may become, subject to the $1 million limit on deductible compensation under Section 162(m) of the Code. At this time, the committee has not made such a delegation.

Shares Subject to the Plan.  There are currently 5,000,000 shares of common stock reserved for the grant of awards under the US Gold Plan. If the proposal is approved, 4,000,000 additional shares of common stock will be reserved for grant under the Restated Plan. After considering exercises and forfeitures under the US Gold Plan, as of October 25, 2006, there were 406,137 shares of common stock available for grant under the US Gold Plan. If the proposal is approved, we will have 4,406,137 shares available for grants under the Restated Plan. No more than 4 million shares may be issued under incentive options.

Adjustment of Shares.  The number of shares available under and subject to the Restated Plan, and each share reserved for issuance under the Restated Plan, are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. Any shares of our common stock related to awards that terminate by expiration, forfeiture, cancellation or otherwise will be available again for grant under the Restated Plan.

Exercise of Options.  The committee determines the exercise price for each option, but no option will be granted at an exercise price that is less than the fair market value of our common stock on the date of grant

(at least 110% of the fair market value of our common stock on the date of grant in the case of an incentive option granted to an individual who owns stock of our company having more than 10% of the voting power). An option holder may exercise an option by written notice and payment of the exercise price in cash or by check, bank draft or money order payable to the order of us, or a combination of the foregoing. In addition, an option may be exercised by a broker-dealer acting on behalf of the participant if the broker-dealer has received from the participant a notice of exercise and adequate provision has been made with respect to the payment of any withholding taxes due upon exercise. If the exercise price of the shares being purchased is $2,000 or less, the exercise price must be paid in cash or by check, bank draft or money order payable to the order of us.

Option Term.  The committee determines the period and the conditions of exercisability, the minimum periods during which participants must be employed by us or must hold options before they may be exercised, the minimum periods during which shares acquired upon exercise must be held before sale, conditions under which the options or shares may be subject to forfeiture, the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time. Incentive options must expire no later than 10 years from the date of grant (five years in the case of an incentive option granted to an individual who owns stock of our company having more than 10% of the voting power). If a participant’s employment terminates for any reason other than cause or death, the participant will be entitled to purchase all or any part of the shares subject to any vested option for a period of up to three months from the date of termination (not longer than one year in the case of death). If the participant’s employment terminates for cause, as determined by us, the unexercised option will be forfeited and expire.

Restricted Stock.  The committee may grant a participant a number of shares of restricted stock as determined by the committee in its sole discretion. Grants of restricted stock may be subject to such restrictions, including for example, continuous employment with us for a stated period of time or the attainment of performance goals and objectives, as determined by the committee in its sole discretion. The restrictions may vary among awards and participants. If a participant dies or becomes disabled or retires pursuant to our retirement policy, the restricted stock will become fully vested as to a pro rata portion of each award based on the ratio of the number of months of employment or service completed at termination of employment or service from the date of the award to the total number of months of employment or service required for each award to become fully vested. The remaining portion of the restricted stock will be forfeited. If a participant terminates employment for any other reason, all unvested shares of restricted stock will be forfeited.

Stock Grants.  The committee may grant shares of our common stock to participants. The committee determines the number of shares of our common stock to be granted, the vesting conditions and other restrictions, if any, the time and manner of payment, and any other terms and conditions of the stock grants. The committee may also, in its sole discretion, accelerate vesting and waive other restrictions and conditions under such circumstances as it deems appropriate.

Nontransferability.  Except as may otherwise be provided by the committee at the time of a grant, options and restricted stock awards are not transferable except by will or pursuant to the laws of descent and distribution.

Amendment and Termination.  The Board of Directors may alter, suspend or terminate the Restated Plan at any time and may, from time to time, amend the Restated Plan in any manner, but may not without shareholder approval adopt any amendment that would increase the aggregate number of shares of common stock available under the Restated Plan or modify any provision of the Restated Plan that would materially increase the benefit or rights of any participant in the Restated Plan. In addition, the rules of the American Stock Exchange (“AMEX”), on which we expect our common stock will be listed, require shareholder approval of material amendments to the Restated Plan. Unless terminated sooner, the Restated Plan will terminate on October 19, 2016.

Change of Control.  Upon the occurrence of a corporate transaction involving a change of control of our company, as defined in the Restated Plan, the committee may take any one or more of the following actions with respect to outstanding awards under the Restated Plan:

•	provide that any or all options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied;

•	provide that any or all restrictions with respect to restricted stock and other awards shall lapse;

•	provide for the assumption of the outstanding options by the successor company or the substitution of new options for the outstanding options on terms comparable to the outstanding options; or

•	make any other provision for outstanding awards as the committee deems appropriate and consistent with applicable law.

The committee may also provide that any awards that are outstanding at the time the corporate transaction is closed shall expire at the time of the closing. The committee need not take the same action with respect to all outstanding awards or to all outstanding awards of the same type.

Federal Income Tax Consequences of the Grant and Exercise of Options

Certain of the federal income tax consequences applicable to the grant and exercise of non-qualified options and incentive options are as follows:

Non-Qualified Options.  There are no income tax consequences to the participant or to us when a non-qualified option is granted. When a non-qualified stock option is exercised, in general, the participant recognizes compensation, subject to wage withholding and income tax, equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary, necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

Incentive Options.  When an incentive option is granted, there are no income tax consequences for the participant or us. When an incentive option is exercised, the participant does not recognize income and we do not receive a deduction. The participant, however, must treat the excess of the fair market value of our common stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the participant makes a “disqualifying disposition” of the common stock (described below) in the same taxable year the incentive option was exercised, there are no alternative minimum tax consequences.

If the participant disposes of our common stock after the participant has held it for at least two years after the incentive option was granted and at least one year after the incentive option was exercised, the amount the participant receives upon the disposition over the exercise price is treated as capital gain. We are not entitled to a deduction for this amount. If the participant makes a “disqualifying disposition” of common stock by disposing of common stock before it has been held for at least two years after the date the incentive option was granted and at least one year after the date the incentive option was exercised, the participant recognizes compensation income equal to the excess of:

•	the fair market value of common stock on the date the incentive option was exercised or, if less, the amount received on the disposition, over

•	the exercise price.

We are not required to withhold income or other taxes in connection with a “disqualifying disposition.” We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary, necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

Code Section 409A.  Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are currently includible in gross income to the extent they are not subject to a substantial risk of forfeiture and have not been taxed previously unless the plan satisfies both the plan document and operational requirements specified in Section 409A of the Code. If the deferred compensation plan fails to satisfy the requirements of Section 409A, all amounts deferred for the year of the failure and all preceding years (to the extent they are not subject to a substantial risk of forfeiture) are included in the gross income of the participant(s) affected by the failure. The amount included in gross income is also subject to an additional tax equal to 20% of that amount and to interest. Incentive options are not subject to Section 409A. We have structured the Restated Plan and expect to administer the Restated Plan with the intention that non-qualified options will qualify for an exemption from Section 409A of the Code.

Code Section 162(m).  Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our chief executive officer or any one of the four highest paid executive officers who were employed by us on the last day of the taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our shareholders, is not subject to this limitation on deductibility. We have structured the Restated Plan with the intention that compensation resulting from options granted under the plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

Stock Plan Benefits Table

For information about the stock options and other equity compensation under our equity plans as of December 31, 2005, see our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (“SEC”) or the section of this proxy statement titled COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

New Plan Benefits

Because awards under the US Gold Plan are and awards under the Restated Plan will be discretionary, future awards are generally not determinable at this time.

Vote Necessary to Approve Proposal 2

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve the proposed amendment and restatement of the US Gold Plan. The Board of Directors unanimously recommends a vote FOR this proposal to amend and restate the Non-Qualified Stock Option and Stock Grant Plan as discussed above, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

APPOINTMENT OF AUDITORS
(Proposal 3 on Proxy Card)

On October 19, 2006, the Audit Committee of the Board of Directors unanimously approved the appointment of Stark Winter Schenkein & Co., LLP as our independent accountants for the year ending December 31, 2006, and solicits the ratification of this appointment by the shareholders. Stark Winter Schenkein & Co., LLP has acted as our independent accountants since 1999. Neither such firm, any of its members nor any of their associates, has or has had during its tenure with us, any financial interest in the business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants.

Representatives of Stark Winter Schenkein & Co., LLP are expected to be present at the annual meeting to respond to shareholders’ questions and to make any statements they consider appropriate.

Vote Necessary to Ratify Proposal 3

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required for the ratification of the appointment of the independent accountants. The Board of Directors recommends a vote FOR the ratification of appointment of the independent accountants, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon review of Forms 3 and 4 and amendments thereto furnished to us and Forms 5 and amendments thereto, if any, we are not aware that any person, who at any time during the fiscal year ended December 31, 2005 was a director, officer, beneficial owner of 10% more of its common stock, failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the 1934 Act during the most recent fiscal year or prior years.

BOARD COMMITTEES AND OTHER BOARD INFORMATION

Communications to the Board of Directors

Our Board of Directors maintains a policy of reviewing and considering communications from our shareholders. Any shareholder who desires to contact the Board of Directors may do so by fax, telephone, or regular mail to the Board of Directors, c/o Corporate Counsel, to the attention of David J. Babiarz, Dufford & Brown, P.C., 1700 Broadway, Suite 2100, Denver, CO 80290, telephone 303-861-8013, fax 303-832-3804. Shareholders can also send electronic communications to the Board via e-mail to dbabiarz@duffordbrown.com. Counsel will forward the communication to the intended recipient. Such communications may also be forwarded to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the Board through our Corporate Counsel. Counsel will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management directors, to the Chair of the Audit Committee who will report thereon to the non-management directors.

Our Directors periodically review communications from shareholders and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. Directors may also attend the annual meeting of shareholders and receive communications directly from shareholders at that time.

Board Committees and Meetings

Our Board of Directors maintains a standing (i) Audit, (ii) Compensation and (iii) Nominating and Corporate Governance Committee. During the year ended December 31, 2005, the Board of Directors met eight times and took action by consent in lieu of a meeting on twelve other occasions. No director attended less than 75% of the meetings held during 2005.

Audit Committee.  The Audit Committee appoints and oversees our independent accountants. The Audit Committee is responsible for reviewing the proposed scope, content and results of the audit performed by the accountants and any reports and recommendations made by them. The committee also oversees our financial reporting process, and is responsible for drafting an annual report to be included with our proxy statement. All the members of the Audit Committee are independent as defined under the rules of the American Stock Exchange (“AMEX Rules”) and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Audit Committee held four meetings during the last fiscal year.

The Board of Directors has determined that Dr. Leanne Baker, the chairperson of the Audit Committee, qualifies as an audit committee financial expert in that she has (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls over financial reporting; and (v) an understanding of the audit committee functions. Dr. Baker acquired these attributes through experience in analyzing financial statements of companies, and through her experience as an audit committee member for other companies.

The Board of Directors adopted a written charter for the Audit Committee in July 2000 and subsequently adopted a revised charter in October 2006, a copy of which is included as Annex B to this proxy statement.

Audit Committee Report.  The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:

We have reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2005 with management and have reviewed related written disclosures of Stark Winter Schenkein & Co., LLP, our independent accountants, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements. We have reviewed the written disclosures and the letter from Stark Winter Schenkein & Co., LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Stark Winter Schenkein & Co., LLP its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

We have also reviewed the various fees that we paid or accrued to Stark Winter Schenkein & Co., LLP during 2005 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered.

The following table sets forth fees paid to our independent accountants, Stark Winter Schenkein & Co., LLP for the last two fiscal years:

	2005	2004

Audit Fees	$12,100	$14,500
Audit Related Fees	10,799	10,974
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$22,899	$25,474

It is the policy of the Audit Committee to engage the independent accountants selected to conduct the financial audit for the Company and to confirm, prior to such engagement, that such independent accountants are independent of the Company. Also in keeping with its policy, all services of the independent accountants reflected above were pre-approved by the Audit Committee.

Leanne M. Baker (Chairperson and member)
Peter Bojtos (member)
Declan J. Costelloe (member)

Compensation Committee.  The Compensation Committee is responsible for reviewing and recommending the compensation of our executive officers and directors and making recommendations to the Board regarding our general compensation, benefits and perquisites policies and practices, including, without limitation, our incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval). In performing this function, the Compensation Committee may consider, among other things, the types of compensation and amounts paid to executives and directors of public companies of equivalent size, stage of development in the industry and activity levels. The findings of this compensation review are used to determine an appropriate level of compensation for the executives and directors, reflecting the need to maintain competitiveness and recruit and retain qualified personnel within the context of our financial resources. In addition, the Compensation Committee annually reviews the performance of the Chief Executive Officer in light of his or her ability to meet our objectives. Michele Ashby and Declan J. Costelloe, who are independent as defined in the AMEX Rules, were appointed to the Compensation Committee in November 2005. The committee met once during 2005.

A current copy of the Compensation Committee Charter is available on our website at http://www.usgold.com. The charter is reviewed annually and updated as necessary or appropriate.

Nominating and Corporate Governance Committee.  In March 2006, the Board of Directors established a Nominating and Corporate Governance Committee, composed of two members, being Michelle Ashby and Declan Costelloe, who are independent as defined in the AMEX Rules. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become members of the Board, recommending to the Board director nominees for the next annual meeting of shareholders and recommending and reviewing the corporate governance principles applicable to our directors, officers and employees.

A current copy of the Nominating and Corporate Governance Committee Charter is available on our website at http://www.usgold.com. The charter is reviewed annually and updated as necessary or appropriate.

The Nominating and Corporate Governance Committee has a policy with regard to the consideration of director nominees recommended by shareholders providing that the Nominating and Corporate Governance Committee will consider director candidates nominated by shareholders, and will apply the same criteria to shareholder recommendations as it does to other nominees considered by the committee. A shareholder who wishes to recommend a prospective director nominee should send a letter directed to the Nominating and Corporate Governance Committee c/o David J. Babiarz, Dufford & Brown, P.C., 1700 Broadway, Suite 2100, Denver, CO 80290. Such letter must be signed and dated and submitted to us by the date mentioned in this proxy statement under the heading PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS. The following information must be included in or attached to the letter:

•	name and address of the shareholder making the recommendation;

•	proof that the shareholder was the shareholder of record, and/or beneficial owner of common stock as of the date of the letter;

•	the name, address and resume of the recommended nominee; and

•	the written consent of the recommended nominee to serve as our director if so nominated and elected.

Specific minimum qualifications for directors and director nominees which the committee believes must be met in order to be so considered include management experience, exemplary personal integrity and reputation, sound judgment, and sufficient time to devote to the discharge of his or her duties.

If vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Board, management, shareholders and other parties. The committee evaluates new nominees based on criteria including, but not limited to, independence, diversity, age, skills, experience, conflicts of interest and time availability and if warranted, may interview the nominee in person or via the telephone. There are presently no differences in the manner in which the committee evaluates nominees for director, whether the nominee is recommended by a shareholder or any other party.

Other Corporate Governance.

Our Board of Directors adopted a Corporate Opportunity Policy effective February 13, 2006, which provides that if a possible corporate opportunity becomes available to an officer or director, he or she must disclose the opportunity in reasonable detail to our Board of Directors and may not consummate the opportunity unless and until he or she has received the approval or ratification of the affirmative vote of a majority of the disinterested directors. For purposes of this policy, a “corporate opportunity” is any business opportunity in which we have expressed an interest or which we have identified as an opportunity by resolution of our Board of Directors.

On October 17, 2006, our Board of Directors adopted a revised Code of Business Conduct and Ethics and a set of Corporate Governance Guidelines. The Code of Business Conduct and Ethics is applicable to all directors, officers and employees, and sets forth our policies and procedures with respect to the conduct of our business. Some examples of conduct addressed in our ethics code include conflict of interest situations, fair dealing with others, confidentiality, and compliance with laws and regulations. The Corporate Governance Guidelines further articulate how we will conduct ourselves through our Board of Directors and the qualifications and expectations for the Board. A current copy of these documents is available on our website at http://www.usgold.com.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the total compensation for the last three years of all persons who served as our chief executive officer during 2005 and the other executive officers who were serving at fiscal year end December 31, 2005 (“Named Executive Officers”) for the periods indicated.

Summary Compensation Table

						Securities
Name and						Underlying		All Other
Principal Position	Year	Salary		Other		Options		Compensation

Robert R. McEwen,	2005	$—		$—		—		$—
Chief Executive Officer(1)
Ann S. Carpenter,	2005	31,875		—		300,000		—
President and Chief Operating Officer(2)
William F. Pass,	2005	101,528	(3)	—		200,000		452,026	(4)
Vice President, Chief Financial Officer	2004	117,480	(3)	—		—		—
and Secretary	2003	114,372	(3)	44,764	(5)	75,000	(6)	185,920	(7)
William W. Reid,	2005	135,908	(3)	—		—		966,447	(4)
Former President and Chief Executive	2004	230,590	(3)	34,311	(5)	—		129,000	(7)
Officer(8)	2003	230,590	(3)	99,475	(5)	75,000	(6)	220,000	(7)

(1)	Robert R. McEwen was appointed as our Chief Executive Officer on August 18, 2005. Mr. McEwen did not receive any salary, other compensation or options during the year ended December 31, 2005.

(2)	Ann S. Carpenter was appointed as our President and Chief Operating Officer effective October 24, 2005.

(3)	Includes imputed income for use of vehicle.

(4)	Represents payments under a termination agreement dated July 28, 2005 where the employment agreement with the individual was terminated. For additional information about these termination agreements, see CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS in this proxy statement. Also includes payment of deferred salary, including $144,925 and $282,533 for William Pass and William Reid, respectively.

(5)	Represents prior year accrued salary of $44,764 paid to William Pass during 2003, and $34,311 and $99,475 paid to William Reid during 2004 and 2003, respectively.

(6)	Options were voluntarily terminated in connection with a termination agreement.

(7)	During 2003 and 2004, the executive officers exercised certain of their respective stock options at an exercise price of $0.16 per share which resulted in compensation for federal tax purposes based upon the market price of our common stock on the day of such exercise. William Reid exercised options to purchase 300,000 shares of our common stock in 2003 and 150,000 shares of our common stock in 2004, and William Pass exercised options to purchase an aggregate of 232,326 shares of our common stock in 2003.

(8)	William W. Reid resigned as President, Chief Executive Officer and Chairman of the Board of Directors effective August 18, 2005 and terminated his employment with us on September 30, 2005.

Director Compensation

We reimburse our directors for reasonable expenses incurred by them in attending meetings of the Board of Directors or of any committees thereof. Effective October 1, 2005, non-executive directors are compensated at the rate of $20,000 per year. In November 2005, each director received stock options to acquire 100,000 shares of our common stock exercisable at a price of $2.12 per share as follows: 33.3% on or after November 14, 2006, 33.3% on or after November 14, 2007 and the remainder on or after November 14, 2008. These options expire November 14, 2015. Directors may also be compensated for their service on special committees, in the discretion of the Board.

Employment Contracts

On October 24, 2005, we entered into an employment agreement with Ann S. Carpenter as our President and Chief Operating Officer. The agreement has a three-year term and provides for a base salary of $170,000 per year plus certain additional benefits. In addition, we issued stock options to Ms. Carpenter under our Non-Qualified Stock Option and Stock Grant Plan granting her the right to purchase 300,000 shares of common stock for a period of 10 years. Of the options granted to Ms. Carpenter, 100,000 are exercisable as of the date of this proxy statement and the remaining 200,000 options vest as to 33.3% each year beginning on November 14, 2006 so long as Ms. Carpenter remains with us. Ms. Carpenter may only be terminated by us for “cause,” as defined in the agreement, and if we terminate her without cause or she resigns with good reason, including if we experience a “change in control,” she would be entitled to a severance payment equal to two years of salary.

On March 30, 2006, we entered into an employment agreement with William F. Pass, our Vice President and Chief Financial Officer. The agreement is for a term of three years and provides for a base salary of $115,267 per year plus certain additional benefits. Mr. Pass may only be terminated by us for “cause,” as defined in the agreement and if he resigns with good reason, including a “change in control,” or is otherwise terminated, he would be entitled to a severance payment equal to six months salary.

Option Grants in Last Fiscal Year

The following grants of stock options were made during the year ended December 31, 2005 to our Named Executive Officers:

Option/SAR Grants in Last Fiscal Year
(Individual Grants)

		Percent of
	Number of	Total Options
	Securities	Granted to	Exercise
	Underlying	Employees	or Base
	Options/SARs	in Fiscal	Price	Expiration
Name	Granted (#)	Year	($/Share)	Date

Ann S. Carpenter	100,000	20%	$2.09	10/24/2015
Ann S. Carpenter	200,000	40%	2.12	11/14/2015
William F. Pass	200,000	40%	2.12	11/14/2015

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Table Value

Set forth below is information for the year ended December 31, 2005, with respect to the exercised and unexercised options to purchase our common stock issued to the Named Executive Officers under the Non-Qualified Stock Option and Stock Grant Plan.

Aggregate Option/SAR Exercises for 2005 Fiscal Year and
Year Ended December 31, 2005 Option/SAR Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares	Value	Options/SARS		In-the-Money Options at
	Acquired on	Realized	at 12/31/05 (#)		12/31/05 ($)(1)
Name	Exercise (#)	($)	Exercisable/Unexercisable		Exercisable/Unexercisable

Ann S. Carpenter	0	$0	100,000/200,000	(2)	$136,000/$266,000
William F. Pass	0	0	0/200,000	(2)	0/266,000

(1)	Based upon the difference between the exercise price of the options and the closing price of our common stock as reported by the OTC Bulletin Board as of December 31, 2005 ($3.45 per share).

(2)	These options vest as to 33.3% on or after November 14, 2006, 33.3% on or after November 14, 2007 and the remainder on or after November 14, 2008.

Securities Authorized For Issuance Under Equity Compensation Plans

Set forth below is information as of December 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance. This information relates to our Non-Qualified Stock Option and Stock Grant Plan.

Equity Compensation Plan Information

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of Outstanding	Exercise Price of	Plans (Excluding
	Options, Warrants	Outstanding Options,	Securities Reflected
	and Rights	Warrants and Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by shareholders	1,048,000	$2.11	764,637
Equity compensation plans not approved by shareholders	0	—	0

TOTAL	1,048,000		764,637

Simplified Employee Pension Plan

On December 10, 1985, our Board of Directors adopted a Simplified Employee Pension Plan (“SEP”). We make a determination of contributions under the SEP on an annual basis, based upon review by the Board of Directors of the our financial statements as of our fiscal year end. We did not make any contributions to the SEP for the year ended December 31, 2005 or 2004. Contributions made under the SEP in any one calendar year for any one employee may not be more than the smaller of $40,000 or 25% of that employee’s total compensation.

LEGAL PROCEEDINGS

No material legal proceedings, to which we are a party or to which our property is subject, is pending or is known by us to be contemplated. Also, we are not aware of any legal proceedings in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of our voting securities is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Robert R. McEwen.  On July 29, 2005, we sold 11,100,000 shares of our common stock to Robert R. McEwen for $4 million, or $0.36036 per share. On August 18, 2005, Mr. McEwen became our Chairman and Chief Executive Officer. The sale price of the common stock in that transaction was determined with reference to the trading price of our stock in the time period preceding execution of the agreement.

In addition to the foregoing terms, the agreement pursuant to which Mr. McEwen acquired such securities included the following terms:

•	We agreed to issue an aggregate of 450,000 shares of our common stock to the four then-existing non-executive members of the Board of Directors. These shares were issued under our Plan. Each of these directors also agreed to cancel any outstanding stock options;

•	We agreed to use our commercially reasonable efforts to cause the shares purchased by Mr. McEwen to be registered for resale with the SEC as promptly as practical after the closing of the transaction and to pay the costs associated with such registration. In addition, Mr. McEwen was granted “piggyback” registration rights on all registration statements filed by us other than registration statements on Form S-4 and S-8; and

•	We and Mr. McEwen agreed to indemnify each other and our respective representatives and agents from breach of any representation or warranty contained in the underlying agreements.

Further, on February 22, 2006, Mr. McEwen participated in our private placement financing and purchased 667,000 subscription receipts for $4.50 per subscription receipt upon the same terms as the other purchasers of subscription receipts. On August 10, 2006 each subscription receipt was converted into one share common stock and one-half of one common stock purchase warrant. Each whole warrant is exercisable until February 22, 2011 to acquire one additional share of our common stock at an exercise price of $10.00.

Effective June 1, 2006, we entered into a management services agreement (“Services Agreement”) with 2083089 Ontario Inc. (“208”) pursuant to which 208 agreed to provide us with services including public and investor relations, market analysis and research, property evaluation, sales and marketing and other administrative support during the term of the Services Agreement. The Services Agreement extends until December 31, 2006 and provides for total payments of $540,400 in seven equal monthly installments beginning with the execution of the Services Agreement and continuing each month thereafter, plus additional amounts incurred by 208 at its actual cost and subject to approval of the independent members of our Board of Directors. A company owned by Robert McEwen is the owner of 208, and Mr. McEwen is the chief executive officer and sole director of 208.

Other Executive Officers.  In connection with the July 29, 2005 transaction with Mr. McEwen described above, and in consideration of prior uncompensated services and termination of outstanding stock options, we also consummated agreements with each of our then-existing executive officers pursuant to which their employment contracts with us were terminated (“Termination Agreements”). These Termination Agreements provided for cash payments to the three executive officers in the aggregate amount of $1,000,000, issuance of 1,025,000 shares of our common stock and the distribution of 5,191,352 shares of common stock of Gold Resource Corporation (“GRC”), representing all of the GRC stock owned by us prior to the transaction. These Termination Agreements were effective July 28, 2005. William Pass, our current Vice President, Chief Financial Officer and Secretary, was party to a Termination Agreement as described below and continues as our employee.

The following table details the payments made by us to each of the former officers and Mr. Pass:

	Cash	Share	GRC Share
Name of Officer	Payment	Issuance	Distribution

William W. Reid	$469,936	534,968	2,439,606
David C. Reid	301,567	275,784	1,565,539
William F. Pass	228,497	214,248	1,186,207

The Termination Agreements also provided the following additional terms:

•	All of our previous obligations to the officers were cancelled;

•	We distributed three automobiles and the associated installment purchase obligations to the officers; and

•	Each officer agreed to cancel any outstanding stock options that we previously granted to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of October 25, 2006, there were a total of 49,996,755 shares of our common stock outstanding, our only class of voting securities currently outstanding. We also have outstanding 8,350,000 warrants to purchase shares of our common stock, exercisable until February 22, 2011 for $10.00 per share. There are 1,002,000 broker warrants currently outstanding which are exercisable until August 22, 2007 for $4.50 per unit. Each unit consists of one share of common stock and one-half of one common stock purchase warrant (the warrants are exercisable under the same terms mentioned above). The amount of common stock outstanding excludes any shares issuable upon exercise of outstanding warrants or options, except as set forth in the table.

The following table describes the ownership of our voting securities as of October 25, 2006 by: (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. Unless otherwise stated, the address of each individual is the address of our executive office, 2201 Kipling Street, Suite 100, Lakewood, Colorado 80215-1545. All ownership is direct, unless otherwise stated.

In calculating the percentage ownership for each shareholder, we assumed that any options or warrants owned by an individual and exercisable within 60 days are exercised, but not the options or warrants owned by any other individual.

	Shares
	Beneficially
	Owned
Name and Address of Beneficial Owner	Number		Percentage

Robert R. McEwen(1)	12,100,500	(2)	24.1%
Peter Bojtos(1)	148,333	(3)	*
Declan Costelloe(1)	38,333	(3)	*
Michele L. Ashby(1)	33,333	(3)	*
Leanne M. Baker(1)	33,333	(3)	*
Ann S. Carpenter(1)	166,666	(4)	*
William F. Pass(1)	413,741	(5)	*
NovaGold Resources, Inc.(6)	5,374,544		10.7%
P.O. Box 24, Suite 2300
200 Granville Street Vancouver, British Columbia V6C 1S4,
Canada
All officers and directors as a group (seven individuals)	12,934,239	(2)(3)(4)(5)	25.5%

*	Less than one percent.

(1)	Officer or Director.

(2)	Includes 333,500 shares of common stock issuable upon exercise of warrants that are immediately exercisable.

(3)	Includes 33,333 shares underlying stock options which may become exercisable within 60 days of the date of this proxy statement.

(4)	Includes 166,666 shares underlying stock options, of which 100,000 are immediately exercisable and 66,666 may become exercisable within 60 days of the date of this proxy statement.

(5)	Includes 66,666 shares underlying options that may become exercisable within 60 days of the date of this proxy statement.

(6)	As reported in a Schedule 13D filed with the SEC on August 3, 2005.

CHANGES IN CONTROL

In a filing with the SEC, NovaGold Resources Inc. (“NovaGold”), a corporation existing under the laws of the Province of Nova Scotia, Canada and with securities listed on the American and Toronto Stock Exchanges, reported that it had purchased 5,374,544 shares of our common stock in two separate private transactions effective July 27, 2005. NovaGold is a natural resource company engaged in the exploration and development of gold properties in North America. As a result of these transactions, NovaGold owns approximately 10.7% of our outstanding common stock as of October 25, 2006.

On March 5, 2006, we announced our intention to acquire four companies with properties in the Battle Mountain-Eureka Trend in Nevada. These companies, White Knight Resources, Ltd., Nevada Pacific Gold Ltd., Coral Gold Resources Ltd. and Tone Resources Limited (collectively, the “Target Companies”, and individually, a “Target Company”), have mineral properties that are adjacent to or near our Tonkin Springs property. Our intention is to acquire all of these companies in exchange for the issuance of our common stock as follows:

•	0.35 of a share of our common stock for each outstanding share of White Knight;

•	0.23 of a share of our common stock for each outstanding share of Nevada Pacific Gold;

•	0.63 of a share of our common stock for each outstanding share of Coral Gold; and

•	0.26 of a share of our common stock for each outstanding share of Tone Resources.

On May 1 2006, we commenced an offer to the shareholders of White Knight for all the common shares of that company, which offer was subsequently terminated on June 5, 2006 in view of regulatory requirements. On October 26, 2006, we filed a registration statement with the SEC in anticipation of recommencing our offer to purchase all of the shares of White Knight at the rate of 0.35 of an exchangeable share of our Canadian acquisition subsidiary (“Canadian Exchange Co.”) for each share of White Knight. We expect to file registration statements in anticipation of commencing offers to purchase the outstanding shares of each of the remaining Target Companies as soon as practicable following, among other things, the completion or updating by Coral Gold, Nevada Pacific and Tone Resources, respectively, of formal valuations required under applicable Canadian law, obtaining any necessary consents from the respective auditors of Coral Gold, Nevada Pacific and Tone Resources and satisfaction of other regulatory requirements.

If commenced, the White Knight offer will be subject to numerous conditions, including but not limited to (i) the tender of a minimum number of common shares; (ii) approval for listing of our common stock on the AMEX; (iii) receipt of the necessary regulatory approvals from the United States and Canadian securities agencies, as well as any other approvals, consents, clearances or waivers required by other governmental or regulatory agencies; and (iv) approval from our shareholders for actions necessary to consummate the transaction.

If all of these acquisitions are completed on the previously announced terms, we would issue up to approximately 46.5 million shares of Canadian Exchange Co. (or 54.4 million shares if the Target Companies’ currently outstanding options and warrants are exercised), which shares are exchangeable for shares of our common stock on a one-to-one basis. This would represent 48% of our common stock outstanding after all of the transactions (52% if the Target Companies’ outstanding options and warrants are exercised). As a result of these transactions, we may experience a change in control upon issuance of the shares, although it appears unlikely that will be the case due to Mr. McEwen’s ownership in the Target Companies.

We know of no other arrangement or events, the happening of which may result in a change in control.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

We anticipate that the next annual meeting of shareholders will be held in June 2007. Any shareholder of record who desires to submit a proper proposal for consideration at the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices within a reasonable time prior to the mailing of our proxy materials. The proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

As a reporting company, we are subject to the informational requirements of the Securities Exchange Act of 1934 and accordingly file annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov.

Our common stock is quoted on the OTC Bulletin Board under the symbol “USGL” and traded on the Toronto Stock Exchange under the symbol “UXG.”

ANNUAL REPORT ON FORM 10-KSB

Our Annual Report on Form 10-KSB for the year ended December 31, 2005, including financial statements and schedules, is included with this proxy statement. We will provide a copy of any exhibits to the Form 10-KSB without charge to any shareholder upon request. Please contact Mr. William Pass, Vice President, Chief Financial Officer and Secretary, at 2201 Kipling Street, Suite 201, Lakewood, Colorado, 80215-1545 to request additional information.

OTHER MATTERS

The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors

/s/  Robert R. McEwen
Chairman and Chief Executive Officer

October 26, 2006

ANNEX A

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

U.S. GOLD CORPORATION

EQUITY INCENTIVE PLAN

ARTICLE I

INTRODUCTION

1.1  Establishment.  U.S. Gold Corporation, a Colorado corporation (the “Company”), established the U.S. Gold Corporation Non-Qualified Stock Option and Stock Grant Plan (as the same is hereby amended, the “Plan”) effective March 17, 1989, for certain employees of the Company (as defined in subsection 2.1(f)), directors and certain consultants to the Company. The Plan permitted the grant of non-qualified stock options and other stock grants to certain key employees of the Company, to certain directors and to certain consultants to the Company.

1.2  Purposes.  The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the remuneration of those participating in the Plan is more closely aligned with the value of the Company’s stock. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

1.3  Effective Date; Amendment and Restatement.  The initial effective date of the Plan was March 17, 1989. On October 3, 2005, the Board (as defined in subsection 2.1(d)) authorized an amendment to the Plan to increase the number of shares reserved under the Plan from 3.5 million to 5 million; the amendment was approved by the Company’s shareholders on November 15, 2005. The Plan is further amended and restated, effective October 19, 2006 to increase the number of shares reserved under the Plan from 5 million to 9 million, to specify the maximum number of shares that may be subject to options granted to an individual in a calendar year, to provide for the grant of Incentive Options (as defined in subsection 2.1(n)), to provide for the grant of Restricted Stock Awards (as defined in subsection 2.1(n)), to provide for termination of the Plan on October 19, 2016 and to change the name of the Plan. Incentive options may be granted after the shareholders approve the Plan, as amended and restated.

ARTICLE II

DEFINITIONS

2.1  Definitions.  The following terms shall have the meanings set forth below:

(a) “Affiliated Corporation” means any corporation or other entity that is affiliated with the Company through stock ownership or otherwise and is designated as an “Affiliated Corporation” by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an “Affiliated Corporation” means any parent or subsidiary of the Company as defined in Section 424 of the Code.

(b) “Award” means an Option, grant of Stock pursuant to ARTICLE IX or other issuances of Stock hereunder.

(c) “Board” means the Board of Directors of U.S. Gold Corporation, a Colorado corporation.

(d) “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

(e) “Committee” means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. Except as provided in Section 3.2, the Committee shall select Participants from Eligible Directors, Eligible Employees and Eligible Consultants of the Company and shall determine the awards to be made pursuant to the Plan and the terms and conditions thereof.

(f) “Company” means U.S. Gold Corporation, a Colorado corporation, and the Affiliated Corporations.

(g) “Disabled” or “Disability” shall have the meaning given to such terms in Section 22(e)(3) of the Code.

(h) “Effective Date” means the original effective date of the Plan, March 17, 1989.

(i) “Eligible Consultants” means those consultants and advisors to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

(j) “Eligible Directors” means those members of the Board who are determined by the Board to be individuals whose services are important to the Company and who are eligible to receive Awards under the Plan. Eligible Directors who are not also Eligible Employees may not receive Incentive Options.

(k) “Eligible Employees” means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Section 3401 of the Code.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

(m) “Fair Market Value” means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq, the OTC Bulletin Board or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq, the OTC Bulletin Board or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on an electronic quotation system, the Fair Market Value of a Share shall be determined by the Committee acting in good faith.

(n) “Incentive Option” means an Option designated as such and granted in accordance with Section 422 of the Code. Incentive Options may be granted only after the shareholders approve the amendment to the Plan that adds Incentive Options to the Awards that may be granted under the Plan.

(o) “Non-Qualified Option” means any Option other than an Incentive Option.

(p) “Option” means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

(q) “Option Agreement” shall have the meaning given to such term in Section 7.2 hereof.

(r) “Option Holder” means a Participant who has been granted one or more Options under the Plan.

(s) “Option Period” means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

(t) “Option Price” means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

(u) “Participant” means an Eligible Director, Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

(v) “Restricted Stock Award” means an award of Stock granted to a Participant pursuant to ARTICLE VIII that is subject to certain restrictions imposed in accordance with the provisions of such Section.

(w) “Securities Act” means the Securities Act of 1933, as it may be amended from time to time.

(x) “Share” means one whole share of Stock.

(y) “Stock” means the common stock of the Company.

(z) “Stock Bonus” means either an outright grant of Stock or a grant of Stock subject to and conditioned upon certain employment or performance related goals.

2.2  Gender and Number.  Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III

PLAN ADMINISTRATION

3.1  General.  The Plan shall be administered by the Committee, or in the absence of appointment of a Committee, by the entire Board. All references in the Plan to the Committee shall include the entire Board if no Committee is appointed. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Directors, Eligible Employees and Eligible Consultants, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to Stock Bonuses, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants and Eligible Directors who are not also Eligible Employees shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

3.2  Delegation by Committee.  The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee’s exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Awards to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is or may become covered by Code section 162(m) shall not be delegated by the Committee.

ARTICLE IV

STOCK SUBJECT TO THE PLAN

4.1  Number of Shares.  As of November 15, 2005, the maximum aggregate number of Shares issuable under the Plan pursuant to Awards was 5 million Shares. As of October 19, 2006 the maximum aggregate number of Shares issuable under the Plan pursuant to Awards is increased by 4 million Shares for a maximum of 9 million Shares.

Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE IV. The maximum number of Shares that may be issued under Incentive Options is 4 million Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2  Limit on Option Grants.  The maximum number of Shares with respect to which a Participant may receive Options under the Plan during a calendar year is one million Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the stockholders. Stockholder approval shall not be required for increases solely pursuant to Section 4.4 below.

4.3  Other Shares of Stock.  Any Shares that are subject to an Option that expires or for any reason is terminated unexercised and any Shares that are subject to an Award (other than an Option) and that are forfeited shall automatically become available for use under the Plan, provided, however, that no more than 4 million Shares may be issued under Incentive Options.

4.4  Adjustments for Stock Split, Stock Dividend, Etc.  If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

4.5  General Adjustment Rules.  No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment. All adjustments to Options shall be made according to Section 1.424-1 of the Treasury Regulations.

4.6  Determination by the Committee, Etc.  Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V

CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1  Adjustment of Awards.  Upon the occurrence of a Corporate Transaction (as defined in Section 5.3), the Committee may take any one or more of the following actions with respect to outstanding Awards:

(a) Provide that any or all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied;

(b) Provide that any or all restrictions with respect to Restricted Stock and other Awards shall lapse;

(c) Provide for the assumption or substitution of any or all Awards as described in Section 5.2;

(d) Make any other provision for outstanding Awards as the Committee deems appropriate and consistent with applicable law.

The Committee may also provide that any Awards that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Awards or to all outstanding Awards of the same type.

5.2  Assumption or Substitution of Options and Other Awards.  (a) The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options or (b) the Company, or the successor or purchaser, as the case may be, may make adequate provision for the equitable adjustment of outstanding Awards (other than Options). Any assumption or substitution of Options shall be made according to section 1.424-1 of the Treasury Regulations.

5.3  Corporate Transaction. A Corporate Transaction shall include the following:

(a) Merger; Reorganization:  the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

(b) Sale:  the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company);

(c) Liquidation:  the dissolution or liquidation of the Company; or

(d) Change in Control:  A “Change in Control” shall be deemed to have occurred if either (i) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (a) the then-outstanding shares of Stock (“Outstanding Shares”) or (b) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (“Voting Power”) or (ii) at any time during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

ARTICLE VI

PARTICIPATION

Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants or advisors to the Company who are performing services important to the operation and growth of the Company. Eligible Directors are those whose services, in the judgment of the Committee, are important to the Company. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII

OPTIONS

7.1  Grant of Options.  Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants and to Eligible Directors who are not also Eligible Employees; and further provided that Incentive Options may be granted only after the shareholders have approved the amendment to the Plan to add Incentive Options. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

7.2  Stock Option Agreements.  Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an “Option Agreement”). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the “Option Holder”) and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

(a) Number of Shares.  Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(b) Price.  The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement, but in no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

(c) Duration of Options; Restrictions on Exercise.  Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable (vest) over such period of time, if any, or upon such events, as determined by the Committee.

(d) Termination of Services, Death, Disability, Etc.  The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder’s services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company’s discretion with respect to the termination of any individual’s services. If the Committee does not otherwise specify, the following shall apply:

(i) If the services of the Option Holder are terminated within the Option Period for “cause”, as determined by the Company, the Option shall thereafter be void for all purposes.

(ii) If the Option Holder dies during the Option Period while still performing services for the Company or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder’s will or by the laws of descent and distribution within one year following the Option Holder’s death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder’s death.

(iii) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause or death, the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of termination of employment or services.

(e) Exercise, Payments, Etc.

(i) Manner of Exercise.  The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker’s transaction described in subsection 7.2(e)(ii)(C), in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker’s transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

(ii) If the exercise price is $2,000 or less, the exercise price shall be paid by one or a combination of the methods set forth in subsections 7.2(e)(ii)(A) or (B) below. If the exercise price is more than $2,000, the exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(A) in cash;

(B) by certified check, cashier’s check or other check acceptable to the Company, payable to the order of the Company; or

(C) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

(f) Date of Grant.  An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(g) Withholding.

(i) Non-Qualified Options.  Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

(ii) Incentive Options.  If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company’s principal place of business of the date of such disposition, the number of shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

7.3  Restrictions on Incentive Options.

(a) Initial Exercise.  The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted.

(b) Ten Percent Stockholders.  Incentive Options granted to an Option Holder who is the holder of record of more than 10% of the total combined voting power of all classes of stock of the Company shall have an Option Price equal to at least 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

7.4  Transferability.

(a) General Rule: No Lifetime Transfers.  An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder’s lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder’s guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

(b) No Assignment.  No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

7.5  Shareholder Privileges.  No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock.

ARTICLE VIII

RESTRICTED STOCK AWARDS

8.1  Grant of Restricted Stock Awards.  Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee.

8.2  Restrictions.  A Participant’s right to retain a Restricted Stock Award granted to him under Section 8.1 shall be subject to such restrictions, including but not limited to his continuous employment by or performance of services for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of service or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant, or the retirement of a Participant in accordance with the Company’s established retirement policy, all required periods of service and other restrictions applicable to Restricted Stock Awards then held by him shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of employment or services completed at the time of termination of services from the grant of each Award to the total number of months of employment or continued services required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. If a Participant’s employment or consulting services terminate for any other reason, any Restricted Stock Awards as to which the period for which services are required or other restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all shares of Stock related thereto shall be immediately returned to the Company.

8.3  Privileges of a Stockholder, Transferability.  A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him as a Restricted Stock Award under this ARTICLE VIII upon his becoming the holder of record of such Stock; provided, however, that the Participant’s right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Section 11.2.

8.4  Enforcement of Restrictions.  The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

(a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third party while the restrictions remain in effect.

ARTICLE IX

STOCK BONUSES

The Committee may award Stock Bonuses to such Participants, subject to such conditions and restrictions, as it determines in its sole discretion. Stock Bonuses may be either outright grants of Stock, or may be grants of Stock subject to and conditioned upon certain employment or performance related goals.

ARTICLE X

OTHER COMMON STOCK GRANTS

From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire shares of Stock, whether by purchase, outright grant, or otherwise. Any such arrangements shall be subject to the general provisions of this Plan and all shares of Stock issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE XI

RIGHTS OF PARTICIPANTS

11.1  Service.  Nothing contained in the Plan or in any Option, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting or advisory relationship with, the Company, or membership on the Board or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

11.2  Nontransferability of Awards Other Than Options.  Except as provided otherwise at the time of grant or thereafter, no right or interest of any Participant in a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award (excluding Options) granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant’s death, a Participant’s rights and interests in Options, Restricted Stock Awards and other Awards shall, to the extent provided in ARTICLE VII, ARTICLE VIII, ARTICLE IX, and ARTICLE X, be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant’s legal representatives, heirs or legatees. If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person’s guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

11.3  No Plan Funding.  Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE XII

GENERAL RESTRICTIONS

12.1  Investment Representations.  The Company may require any person to whom an Option, Restricted Stock Award, or Stock Bonus is granted, as a condition of exercising such Option, or receiving such Restricted Stock Award or Stock Bonus, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

12.2  Compliance with Securities Laws.  Each Option, Restricted Stock Award, and Stock Bonus grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Restricted Stock Award or Stock Bonus grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Restricted Stock Award, or Stock Bonus grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

12.3  Changes in Accounting Rules.  Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Restricted Stock Awards, or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, outstanding Restricted Stock Awards, and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

ARTICLE XIII

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Restricted Stock Awards, Stock Bonuses or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Restricted Stock Awards, Stock Bonuses or other Awards.

ARTICLE XIV

WITHHOLDING

14.1  Withholding Requirement.  The Company’s obligation to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant’s satisfaction of all applicable federal, state and local income and other tax withholding requirements.

ARTICLE XV

REQUIREMENTS OF LAW

15.1  Requirements of Law.  The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

15.2  Federal Securities Law Requirements.  If a Participant is an officer or director of the Company within the meaning of Section 16, Awards granted hereunder shall be subject to all applicable conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

15.3  Governing Law.  The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XVI

DURATION OF THE PLAN

Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on October 19, 2016 and no Option, Restricted Stock Award, Stock Bonus, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Restricted Stock Awards, and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

U.S. GOLD CORPORATION
a Colorado corporation

By:	/s/ WILLIAM F. PASS
Name:     William F. Pass

Title:	Vice President, Chief Financial Officer and Secretary

Dated: October 19, 2006

ANNEX B

AUDIT COMMITTEE CHARTER

U.S. GOLD CORPORATION
Charter of the Audit Committee

Purpose:

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of U.S. GOLD CORPORATION, a Colorado corporation (the “Company”) shall be to make such examinations as are necessary to assist the Board with oversight of the corporate financial reporting of the Company and the integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements, to provide to the Board the results of its examinations and recommendations derived therefrom, to evaluate the performance of the Company’s internal audit function, to outline to the Board improvements made, or to be made, in internal accounting controls, to evaluate the qualifications, independence and performance of the Company’s independent auditors and nominate independent auditors based on such evaluations, to prepare an annual report for inclusion in the Company’s annual proxy statement or other required filings in accordance with the applicable rules and regulations of the Securities and Exchange Commission (“SEC”), and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board’s attention.

Composition:

Except as discussed herein, the Committee shall be comprised of at least three members of the Board, each of whom (i) has been affirmatively determined in the judgment of the Board to qualify as an independent director under the rules of the American Stock Exchange (“Independent Director”), and (ii) is able to read and understand fundamental financial statements and at least one of whom has past employment experience in finance or accounting, is a certified accountant, or has other comparable experience, including a current or past position as chief executive, financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee and its Chairman will be appointed by the Board and shall serve for such term as the Board may determine, or until their earlier resignation, death or removal by the Board. A member shall promptly notify the Committee and the Board in the event the member is no longer an Independent Director and the member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available with respect to such member’s continued membership on the Committee and that the member’s continued membership on the Committee would be in the Company’s best interest. In no event shall a member who ceases to qualify as an Independent Director remain on the Committee longer than one year from the date of the event which caused such member to cease being an Independent Director.

Members of the Committee may not directly or indirectly receive any consulting, advisory or compensatory fee from the Company other than in their capacities as members of the Board, the Audit Committee or any other committee on which they may serve.

Functions and Authority:

The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Article 108 of the Colorado Business Corporation Act. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

1. To recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

2. To receive a formal written statement from the Company’s independent auditors on a periodic basis delineating all relationships between the auditors and the Company, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, to review and approve all professional services provided to the Company by the independent auditors and to recommend that the Board take appropriate action in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

3. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and oversee any other aspects of the engagement of the independent auditors, including but not limited to resolution of disagreements between management and the auditor regarding financial reporting and other audit, review or attest services, and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

4. To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as stockholder representatives, that the independent auditors shall report directly to the Committee and that the Committee has a responsibility to select, evaluate, and where appropriate, replace the independent auditors.

5. To obtain and review at least annually a report by the independent auditors describing the Company’s internal control procedures, any material issues raised by the most recent internal control review or peer review of the Company, any inquiry or investigation by governmental or professional authorities with respect to one or more independent audits carried out by the firm within in the preceding five years and any steps taken by the independent auditor to deal with such issues.

6. To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenues in financial statements and to review any major issues with or significant changes in the Company’s selection or application of accounting and reporting principles and financial statement presentation.

7. To periodically review relevant new and proposed releases and pronouncements by the Financial Accounting Standards Board (FASB), the American Institute of Certified Public Accountants (AICPA) and the Securities and Exchange Commission (SEC) and the effect such releases and pronouncements have or may have on the Company’s financial statements or other disclosures in financial reports.

8. To review the effect of off-balance sheet structures, if any, on the Company’s financial statements.

9. To meet separately with management, internal auditors or other personnel responsible for the internal audit function, and the independent auditors periodically.

10. To meet with management and the independent auditors to review and discuss the Company’s balance sheet, statements of operations, and statements of cash flows and stockholders’ equity for each interim period, any changes in accounting policy that have occurred during the interim period and to discuss the Company’s specific disclosure under “Management Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of any Forms 10-Q, 10-QSB, 10-K or 10-KSB.

11. To provide a report in the Company’s annual meeting proxy statement and the Company’s Form 10-K or 10-KSB stating whether the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management, whether the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K or 10-KSB, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

12. To assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner.

13. To review with the independent auditors any audit problems or difficulties, evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

14. To review major issues as to the adequacy of the Company’s internal controls, discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect, and review any special audit steps adopted in light of material control deficiencies.

15. To discuss policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

16. To review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, with particular emphasis on the use of any “pro forma” or “adjusted” non-GAAP information so provided.

17. To determine, in regard to new transactions or events, the auditor’s reasoning in determining the appropriateness of the accounting principles and disclosure practices adopted by management.

18. To assure that the auditor’s reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

19. To review any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the results under alternative GAAP methods.

20. To disclose in the Company’s annual meeting proxy statement whether the Committee has a written charter, and to file the Committee’s Charter every three years in the Company’s annual meeting proxy statement.

21. To annually evaluate its performance, the qualifications of its members and the adequacy of this Charter and report thereon to the Board.

22. To investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliate of the foregoing.

23. To establish procedures for the receipt, retention and treatment of complaints or concerns, including a procedure for confidential and anonymous submission by the Company’s employees, regarding the Company’s accounting, internal accounting controls or auditing matters.

24. To engage independent counsel or other advisers, as the Committee deems necessary to carry out its duties and approve the compensation to any adviser so engaged or retained.

25. To determine and approve the ordinary administrative expenses of the Committee necessary or appropriate to discharge its functions.

26. To report regularly to the Board.

27. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

Meetings and Procedural Matters:

The Committee will hold at least four regular meeting per year and additional meetings as the Chairman or Committee deems appropriate. The Committee will meet at such time as shall be determined by its Chairperson, or upon the request of any two of its members. The agenda of each meeting will be prepared by the Secretary of the Committee and, whenever reasonably practicable circulated to each member prior to the meeting date. The chief executive officer or chief accounting officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

A majority of the members will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee and each member shall have one vote. The Chairperson will preside, when present, at all meetings of the Committee. The Committee may meet by telephone, or by videoconference, and may take action by written consent. Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, member of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

U.S. GOLD CORPORATION PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned having duly received the Notice of Annual Meeting and the proxy statement dated October 30, 2006, hereby appoints Robert McEwen and William F. Pass or either of them, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of U.S. Gold Corporation held of record by the undersigned on October 20, 2006, at the annual meeting of shareholders to be held on November 30, 2006 at the Brown Palace Hotel and Spa, 321 Seventeenth Street, Denver, Colorado, 80202, at 2:00 p.m. Mountain time, and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3.

1.	ELECTION OF DIRECTORS. NOMINEES: ROBERT MCEWEN, DECLAN COSTELLOE, PETER BOJTOS, MICHELE ASHBY, LEANNE BAKER AND ANN CARPENTER.

☐	FOR
☐	WITHHELD
☐	FOR ALL NOMINEES, EXCEPT THE FOLLOWING:

2.	TO APPROVE AN AMENDMENT TO AND RESTATEMENT OF THE NON-QUALIFIED STOCK OPTION AND STOCK GRANT PLAN TO: (i) INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN FROM 4,000,000 SHARES TO 9,000,000 SHARES; (ii) PROVIDE FOR THE GRANT OF INCENTIVE STOCK OPTIONS; (iii) SPECIFY THE NUMBER OF AUTHORIZED SHARES THAT MAY BE SUBJECT TO OPTIONS GRANTED TO AN INDIVIDUAL IN A CALENDAR YEAR; (iv) ALLOW DELEGATION OF ADMINISTRATION TO A COMMITTEE; (v) ALLOW FOR GRANTS OF RESTRICTED STOCK; AND (vi) CHANGE THE NAME OF THE PLAN.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF STARK, WINTER SCHENKEIN & CO. LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed on the proxy by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS.

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

(Signature)

(Signature, if held jointly)

Date: _ _ , 2006.

THIS PROXY MUST BE DATED AND REVOKES AND SUPERSEDES ALL PROXIES OF EARLIER DATE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.